UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549


                              ---------------

                                   FORM 8-K

                                CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


                                October 6, 1997
               Date of Report (Date of earliest event reported)



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                          FEDERAL EXPRESS CORPORATION
            (Exact Name of Registrant as Specified in its Charter)


       DELAWARE                 1-7806               71-0427007
   (Jurisdiction of        (Commission File       (I.R.S. Employer
   Incorporation or            Number)           Identification No.)
    Organization)


                             2005 Corporate Avenue
                              Memphis, TN   38132
                   (Address of Principal Executive Offices)


    Registrant's telephone number, including area code: (901) 396-3600

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Item 5.  Other Events.

On October 6, 1997, Federal Express Corporation (the "Registrant") announced, in a press release which is attached hereto as Exhibit 20.1 and incorporated herein by reference, that it had entered into a definitive agreement pursuant to which the Registrant will acquire Caliber System, Inc.



Item 7.  Financial Statements, Pro Forma Financial Information and
         Exhibits.

(c) Exhibits

    Exhibit 20.1      Press Release dated October 6, 1997




                                SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                                 FEDERAL EXPRESS CORPORATION


                                 By: /s/ Michael W. Hillard
                                     -------------------------------
                                      Michael W. Hillard
                                      Vice President & Controller
                                      (principal accounting officer)


Date: October 7, 1997





                               EXHIBIT INDEX

20.1  Press Release dated October 6, 1997.